EXHIBIT 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2006	/s/ Bernard P. Aldrich

President and Chief
Executive Officer

Date: November 7, 2006	/s/ Robert M. Wolf

Chief Financial Officer